                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Bryn Mawr Bank Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          BRYN MAWR BANK CORPORATION
                             801 Lancaster Avenue
                      Bryn Mawr, Pennsylvania 19010-3396

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 17, 2001

To Our Shareholders:

   Notice is hereby given that the Annual Meeting of Shareholders of Bryn Mawr Bank Corporation (the "Corporation") will be held at Bryn Mawr College, Wyndham Alumnae House, Bryn Mawr, Pennsylvania on Tuesday, April 17, 2001, at 2:00 P.M., for the following purposes:

     1. To elect three (3) directors to serve a four (4) year term until their successors are duly elected and take office.

     2. Approval of the Corporation's 2001 Stock Option Plan.

     3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for Bryn Mawr Bank Corporation for the year 2001.

   In their discretion the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on February 28, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                          By Order of the Board of Directors
                                            of Bryn Mawr Bank Corporation

                                          /s/ Robert J. Ricciardi
                                          Robert J. Ricciardi
                                                Secretary

Bryn Mawr, Pennsylvania
March 8, 2001

IMPORTANT NOTICE

To assure your representation at the Annual Meeting, please complete, date, sign, and promptly mail the enclosed proxy card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Any shareholder who is present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                      Page No.
                                                                      --------
Introduction.........................................................     1
  Matters to be Considered at the Annual Meeting of Shareholders.....     1
  Date, Time and Place of Annual Meeting.............................     1
  Record Date and Voting.............................................     1
  Other Matters......................................................     2
Security Ownership of Certain Beneficial Owners......................     2
Section 16(a) Beneficial Ownership Reporting Compliance..............     2
The Corporation's and Bank's Boards of Directors.....................     3
  General Information About the Corporation's and Bank's Boards of
   Directors.........................................................     3
  Information About Committees of the Corporation's Board of
   Directors.........................................................     3
  Meetings of Corporation's Board and its Committees.................     4
  Information About Committees of the Bank's Board of Directors......     4
  Meetings of Bank's Board and its Committees........................     5
Boards of Directors Compensation.....................................     5
  Directors Fees.....................................................     5
  Stock Option Plan..................................................     5
  Directors' Deferred Payment Plans..................................     5
Biographical Information About Corporation's Directors--Information
 About Security Holdings of Corporation's Directors and of the
 Corporation's Directors and Executive Officers as a Group...........     6
Corporation's and Bank's Executive Officers..........................     8
Executive Compensation...............................................     9
  General Disclosure Considerations Concerning Executive
   Compensation......................................................     9
  Executive Compensation.............................................     9
  Summary Compensation Table.........................................    10
  Executive Employment Agreement.....................................    11
  Change of Control Agreements.......................................    11
  Option Grants Table................................................    13
  Aggregated Option Exercises and Year-End Option Value Table........    13
  Corporation's 1998 Stock Option Plan...............................    14
  Executive Deferred Bonus Plan......................................    14
  Pension Plans......................................................    15
  Pension Plan Table.................................................    15
  Bryn Mawr Bank Corporation Thrift and Savings Plan.................    16
  Certain Relationships and Related Transactions.....................    16
Stock Price Performance Graph........................................    17
Compensation Committee Report........................................    17
  Executive Compensation Policy Principles...........................    17
  Elements of Executive Compensation Program.........................    18
  Salary Compensation and Fringe Benefits............................    18
  Stock Options......................................................    18
  Executive Compensation Decisions...................................    18
  Factors and Criteria on Which the Chief Executive Officer's
   Compensation Was Based............................................    18
  The Compensation Committees........................................    19
Audit Committee Report...............................................    19
Proposal 1--Election of Directors....................................    20
  Nominees for Directors.............................................    20
Proposal 2--Approval of the Corporation's 2001 Stock Option Plan.....    20
  Background.........................................................    20

                                                                      Page No.
                                                                      --------
  Eligible Directors Interest........................................    21
  Summary of the Plan................................................    21
  Administration of Stock Option Plan................................    21
  Purpose............................................................    21
  Eligibility........................................................    21
  Stock Options......................................................    21
  Transferability, Exercisability and Forfeiture.....................    21
  Federal Tax Treatment of Incentive Stock Options...................    22
  Payment of Withholding Taxes.......................................    22
  Option Price.......................................................    22
  Exercise of Options................................................    22
  Adjustment Upon Changes in Stock...................................    22
  Change in Control..................................................    23
  Amendment and Termination..........................................    23
  Federal Tax Treatment of Nonqualified Stock Options................    23
  Market Value.......................................................    23
  Plan Benefits Information..........................................    23
Effective Date and Duration of the Plan..............................    24
Proposal 3--Ratification of Appointment of Independent Certified
 Public Accountants..................................................    24
Other Business.......................................................    25
Shareholder Proposals for 2002.......................................    25
Additional Information...............................................    25
Appendix A--Bryn Mawr Bank Corporation Audit Committee Charter.......   A-1
Appendix B--Corporation's 2001 Stock Option Plan.....................   B-1

                                PROXY STATEMENT
                           FOR THE ANNUAL MEETING OF
                          BRYN MAWR BANK CORPORATION
                                 TO BE HELD ON
                                APRIL 17, 2001

                                 INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders

   This Proxy Statement is being furnished to shareholders of Bryn Mawr Bank Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation for use at the Corporation's Annual Meeting of Shareholders to be held on Tuesday, April 17, 2001, at 2:00 P.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon (i) the election of three (3) directors to serve a four (4) year term until their successors are duly elected and take office; (ii) approval of the Corporation's 2001 Stock Option Plan; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for the Corporation for the year 2001. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is March 8, 2001. The address of the executive office of the Corporation is 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

Date, Time and Place of Annual Meeting

   The Annual Meeting will be held on Tuesday, April 17, 2001, at 2:00 P.M., at Bryn Mawr College, Wyndham Alumnae House, Bryn Mawr, Pennsylvania.

Record Date and Voting

   The Board of Directors of the Corporation has fixed the close of business on February 28, 2001 as the date for determining holders of record of the Corporation's Common Stock, par value $1.00 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record is entitled to one vote per share on the matters to be considered at the Annual Meeting.

   The holders of a majority of the outstanding shares of the Corporation's Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of February 28, 2001, there were 4,281,402 shares of the Corporation's Common Stock outstanding.

   Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of the Corporation, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Robert
J. Ricciardi, the Secretary of the Corporation, at the executive office of the Corporation, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

   The Corporation does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

Other Matters

   The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of the Corporation and by the Corporation's wholly-owned subsidiaries, including The Bryn Mawr Trust Company (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation will reimburse them for their expenses in doing so.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information known to the Corporation, as of January 18, 2001(1), with respect to the only persons to the Corporation's knowledge, who may be beneficial owners of more than 5% of the Corporation's Common Stock.

                                                        Percentage of
                                   Amount and Nature of  Outstanding
                                   Beneficial Ownership  Corporation
   Name and Address                   of Corporation    Common Stock
   of Beneficial Owner                 Common Stock         Owned
   -------------------             -------------------- -------------
   Thomas J. Carroll                     453,900(2)         10.64%
   Patrickswell
   Post Office Box 488
   Middleburg, VA 22117

   George W. Connell                     332,000             7.78%
   121 Cheswold Lane
   Haverford, PA 19041-1801

   The Banc Funds Company, L.L.C.        299,301             7.01%
   208 South LaSalle Street
   Chicago, Illinois 60604

   Robert L. Stevens                     231,575             5.43%
   801 E. Lancaster Avenue
   Bryn Mawr, PA 19010

   The Bryn Mawr Trust Company           248,589             5.83%
   Trust Department
   10 South Bryn Mawr Avenue
   Bryn Mawr, PA 19010

--------
(1) As of January 18, 2001, there were 4,267,122 shares of the Corporation's Common Stock outstanding.

(2) Fifty Three Thousand Five Hundred (53,500) of the shares reported as beneficially owned by Mr. Carroll are owned in varying amounts by his seven (7) children who do not reside in his home. Mr. Carroll disclaims beneficial ownership of such shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation's directors and executive officers file reports of their holdings of the Corporation's Common Stock with the Securities and Exchange Commission (the "Commission") and with the Nasdaq National Market Exchange on which the Corporation's Common Stock is traded. Based on the Corporation's records and other information available to it the Corporation believes that all the Commission's Section 16(a) reporting requirements applicable to the Corporation's directors and executive officers were complied with for the Corporation's fiscal year ended December 31, 2000.

                         THE CORPORATION'S AND BANK'S
                              BOARDS OF DIRECTORS

   The By-Laws of the Corporation provide that the Corporation's business shall be managed by a Board of Directors of not less than eight and not more than thirteen directors. The Corporation's Board, as provided in the By-Laws, is divided into four classes of directors, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at eleven, with three members in Class I, two members in Class II, three members in Class III, and three members in Class IV. (SEE PROPOSAL 1-- ELECTION OF DIRECTORS)

   Under the Corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting of shareholders, unless the directors are elected by the Board after the record date for that meeting, in which case the person serves as a director until the annual meeting of shareholders following that meeting. The directors in each class serve terms of four years each, unless elected to fill an unexpired term of office, and until their successors are elected, qualified and take office.

   The Boards of Directors of the Corporation and the Bank meet at least quarterly. Board meetings of the Corporation and the Bank will occur in January, February, March, April, July and October of 2001. The Risk Management Committees and Executive Committees meet in those months when the Boards of Directors do not meet. The Executive Committees act in the stead of the Boards of Directors of the Corporation and the Bank and have responsibility for nomination of new directors. The Audit and Trust Committees of the Boards meet quarterly. The Risk Management Committees review and manage the material business risks which confront the Corporation and the Bank. The Compensation Committees meet at least once a year.

General Information About the Corporation's and Bank's Boards of Directors

   The Corporation's Board of Directors was scheduled to meet at least quarterly and during 2000 held ten meetings, including the Corporation's organization meeting in April of 2000. The Bank's Board of Directors was scheduled to meet at least quarterly and during 2000 held eight meetings.

Information About Committees of the Corporation's Board of Directors

   The Committees of the Corporation's Board of Directors are the Executive, Risk Management, Audit, Compensation Committees and during 2000 the Ad Hoc Succession Committee.

   The Executive Committee, comprised of Thomas A. Williams (Chairman), William Harral, III, Wendell F. Holland, Robert L. Stevens, B. Loyall Taylor, Jr. and Samuel C. Wasson, Jr., meets to discuss and act upon matters which require action prior to the next meeting of the Corporation's Board of Directors and exercises the authority and powers of the Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. During 2000 the Executive Committee held five meetings.

   Other than Messrs. Stevens and Wasson, the Executive Committee also serves as the Corporation's nominating committee and in that regard the Committee will consider director nominees recommended by the shareholders. When submitting a recommendation, shareholders should send the Secretary of the Corporation biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships of other companies which would disqualify the candidate from serving as a director, the candidate's name will be presented to the Executive Committee for consideration.

   The Risk Management Committee, comprised of Richard B. Cuff (Chairman), Warren W. Deakins, John D. Firestone, Phyllis M. Shea, Robert L. Stevens and Samuel C. Wasson, Jr., meets to review and manage the material business risks which confront the Corporation by establishing and monitoring policies and procedures designed to lead to an understanding of and to identify, control, monitor and measure the Corporation's material business risks. During 2000 the Risk Management Committee held five meetings.

   The Audit Committee, comprised of William Harral, III (Chairman), Richard
B. Cuff, Warren W. Deakins and Wendell F. Holland, meets at least quarterly. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Audit Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. The Corporation's Board of Directors has adopted a written charter for the Audit Committee which is attached to this Proxy Statement as Appendix "A." The Committee held five meetings during 2000.

   The Compensation Committee, comprised of William Harral, III (Chairman), Wendell F. Holland, B. Loyall Taylor, Jr. and Thomas A. Williams, meets to discuss compensation matters, including determining the number of stock options to be distributed pursuant to the Corporation's Stock Option Plans. During 2000 the Compensation Committee held five meetings.

   The Ad Hoc Succession Committee, comprised of Thomas A. Williams (Chairman), Warren W. Deakens, William Harral, III, Phyllis M. Shea and Robert
L. Stevens, met during 2000 to find a successor to Mr. Stevens as the Corporation's and Bank's President and Chief Executive Officer. During 2000 the Committee held nineteen meetings.

Meetings of Corporation's Board and its Committees

   The total number of meetings of the Corporation's Board of Directors which were held in 2000 was ten meetings. All of the incumbent directors, who were directors during 2000 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served.

Information About Committees of the Bank's Board of Directors

   The Committees of the Bank's Board of Directors are the Executive, Risk Management, Audit, Trust and Compensation Committees.

   The Executive Committee, comprised of Thomas A. Williams (Chairman), William Harral, III, Wendell F. Holland, Robert L. Stevens, B. Loyall Taylor, Jr. and Samuel C. Wasson, Jr., meets to ratify and approve certain of the Bank's loans and to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Committee held five meetings during 2000.

   The Risk Management Committee comprised of Richard B. Cuff (Chairman), Warren W. Deakins, John D. Firestone, Phyllis M. Shea, Robert L. Stevens and Samuel C. Wasson, Jr. meets to review and manage the material risks which confront the Bank by establishing and monitoring policies and procedures to control, monitor and measure loan quality and concentration, interest rate and market risk, as well as liquidity risk and other material business risks. During 2000 the Risk Management Committee held five meetings.

   The Audit Committee, comprised of William Harral, III (Chairman), Richard
B. Cuff, Warren W. Deakins and Wendell F. Holland, meets at least quarterly. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Audit Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. The Committee held five meetings during 2000.

   The Trust Committee, comprised of Phyllis M. Shea (Chairman), John D. Firestone, Robert L. Stevens, B. Loyall Taylor, Jr., Nancy J. Vickers and Thomas A. Williams, meets quarterly and has general supervision over the Trust Division and over that Division's investments. The Committee held five meetings during 2000.

   The Compensation Committee, comprised of William Harral, III (Chairman), Wendell F. Holland, B. Loyall Taylor, Jr. and Thomas A. Williams, meets to discuss compensation matters and to approve salaries for officers and bonuses for the chief executive officer, the other officers named in the Summary Compensation Table and certain other officers, subject to ratification by the Board of Directors. The Committee held five meetings in 2000.

Meetings of Bank's Board and its Committees

   The total number of meetings of the Bank's Board of Directors which were held in 2000 was eight. All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served.

                       BOARDS OF DIRECTORS COMPENSATION

Directors Fees

   Each non-officer director was paid an annual retainer of $10,000 in the Corporation's common stock, at the market value of the stock on April 17, 2000. In addition each non-officer director was paid a fee of $1,000 for attending each Board meeting, $1,000 for attending the Corporation's organization meeting and for attending each Executive Committee and Risk Management Committee meeting. In addition a fee of $500 was paid to the members of the Audit Committee and the Ad Hoc Succession Committee for attending a meeting of their Committee which was not held on a Board meeting day. A separate fee is not paid to directors for attending a Corporation Board meeting held on a Bank Board meeting day or any committee meeting held on such a day. However, in January, 2000, each non-officer director received $2,000 for attending the Board meetings in that month. Certain non-officer directors were paid a fee of $500 for attending a meeting with Frederick C. Peters II, who became the Corporation's and the Bank's new President and Chief Executive Officer and one non-officer director who twice met individually with Mr. Peters was paid a fee of $500 for each meeting.

Stock Option Plan

   Under the Corporation's 2001 Stock Option Plan, each non-employee director of the Corporation and the Bank during 2001 will be granted options to purchase 1,000 shares of Corporation Common Stock. The purchase price of the stock is the fair market value on the day preceding the day the option is granted. Each stock option may be exercised within ten (10) years from the date of grant. Only directors who are elected or appointed to the Board at or before the Corporation's 2001 Annual Meeting may participate in the Stock Option Plan in 2001. (SEE PROPOSAL 2--APPROVAL OF THE CORPORATION'S 2001 STOCK OPTION PLAN.)

Directors' Deferred Payment Plans

   Under the Deferred Payment Plans for Directors (the "Plans") a director may defer receipt of a portion or all of the fees paid for service as a director of the Corporation and Bank. The Plans are non-qualified plans and the Plans' funds are held in a trust administered by the Bank's Trust Department. Under the Plans a participating director may elect to invest the deferred director's fees in one or more different investment funds, including an investment in the Corporation's Common Stock. The right to receive future payments under the Plans is an unsecured claim against the general assets of the Corporation.

      BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS--INFORMATION
         ABOUT SECURITY HOLDINGS OF CORPORATION'S DIRECTORS AND OF THE
           CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

   The following table sets forth certain biographical information and information regarding beneficial ownership of shares of the Corporation's Common Stock as of February 28, 2001, for each of the Corporation's directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

                                                                                Amount and          Percentage
                                                                                 Nature of        of Outstanding
                                                                                Beneficial         Corporation
          Name, Principal Occupation and           Age as of     Director     Ownership As of      Common Stock
     Business Experience For Past Five Years   February 28, 2001 Since(1) February 28, 2001(2)(3)     Owned
     ---------------------------------------   ----------------- -------- ----------------------- --------------

               CONTINUING DIRECTORS
                     Class I

 The terms of the following directors expire in 2003:

 1.  Phyllis M. Shea                                   68          1980            22,161*****+         .52%
     Attorney-at-Law, Shea
      and Shea, LLP

 2.  Nancy J. Vickers                                  56          1998             3,834*+             .09%
     President, Bryn Mawr
      College since July
      1997; Dean, University
      of Southern California
      from January 1995 until
      July 1997

 3.  Thomas A. Williams                                65          1992            14,651*****          .34%
     Vice President,
      Secretary/Treasurer,
      Houghton International,
      Inc., a specialty
      chemical company until
      retirement in July 2000

               CONTINUING DIRECTORS
                     Class II
 The terms of the following directors expire in 2004:

 1.  Robert L. Stevens                                 63          1974           231,575@             5.41%
     Chairman of Corporation
      and Bank since December
      1995, President and
      Chief Executive Officer
      of the Corporation from
      its formation in 1986
      until January, 2001;
      President and Chief
      Executive Officer of
      the Bank from January
      1980 until January
      2001and prior to that,
      its Executive Vice
      President since 1968

 2.  B. Loyall Taylor, Jr.                             54          1986            33,932****+          .79%
     President, Taylor Gifts,
      Inc., mail order
      catalog sales

--------
* Includes 2,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Stock Option Plans.
** Includes 4,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Stock Option Plans.
*** Includes 6,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Stock Option Plans.
**** Includes 8,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Stock Option Plans.
***** Includes 10,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Stock Option Plans.
@ Includes 142,500 shares which Mr. Stevens has the right to acquire through exercise of stock options granted under the Corporation's Stock Option Plans and 38,284 shares held by Mr. Stevens based on his interest in the Corporation's Thrift and Savings Plan.
+ Includes 2,993 shares held by Ms. Shea, 1,734 shares held by Ms. Vickers, 22,693 shares held by Mr. Taylor, 2,135 shares held by Mr. Cuff, 465 shares held by Mr. Harral based on their interests in the Bank's and Corporation's Deferred Payment Plans for Directors.

                                                                                 Amount and        Percentage of
                                                                                  Nature of         Outstanding
                                                                                 Beneficial         Corporation
          Name, Principal Occupation and            Age as of     Director     Ownership As of     Common Stock
     Business Experience For Past Five Years    February 28, 2001 Since(1) February 28, 2001(2)(3)     Owned
     ----------------------------------------   ----------------- -------- ----------------------- -------------

              DIRECTORS STANDING FOR
                     ELECTION
                     Class III

 The terms of the following directors expire in 2001 and if elected to a new term, will expire in 2005:

 1.  Warren W. Deakins                                  62          1990            15,251*****          .36%
     Self-employed insurance
      sales since January
      1993

 2.  Wendell F. Holland, Esq.                           49          1997             7,451***            .17%
     Counsel to the law firm
      of Obermayer, Rebmann,
      Maxwell & Hippel, LLP
      since January 31, 2000;
      Vice President
      Governmental Relations
      and Regulatory Affairs
      for American Water
      Works Service Company,
      Inc. of Voorhees, New
      Jersey from December
      1996 until December
      1999; Counsel to the
      law firm of Reed,
      Smith, Shaw & McClay
      from January 1995 until
      December 1996(4)

 3.  Frederick C. Peters II                             51          2001             8,100               .19%
     President and Chief
      Executive Officer of
      the Bank and
      Corporation since
      January of 2001;
      President 1st Main Line
      Bank from May 1995 to
      January 2001


               CONTINUING DIRECTORS
                     Class IV

 The terms of the following directors expire in 2002:

 1.  Richard B. Cuff                                    69          1983            24,895*****+         .58%
     Chairman, Cuffco, Inc.,
      Cobb & Lawless Service
      Co., Inc. and Main Line
      Appliances & Custom
      Kitchens LTD.,
      electrical contracting,
      service and retail
      sales

 2.  John D. Firestone                                  57          1998             5,851**             .14%
     Partner, Secor Group;
      Director, Allied
      Capital Corporation and
      Director, Security
      Storage Company of
      Washington, DC

 3.  William Harral, III                                61          1995            18,165****+          .42%
     Chairman of C&D
      Technologies, Inc.
      since April 1999;
      previously director
      from April 1996;
      Interim Dean, LeBow
      College of Business,
      Drexel University since
      June 2000, Senior
      Counselor, The Tierney
      Group from June 1997
      until December, 1999;
      President and Chief
      Executive Officer Bell
      Atlantic-Pennsylvania,
      Inc., from November
      1994 until June 1997;

     Executive officers as a
      group (7 persons)                                                            361,623              8.45%
     All director nominees,
      directors and
      executive officers as a
      group (16 persons)                                                           507,814             11.86%

--------
Footnote Information Concerning Directors

(1) Reference to service on the Boards of Directors refers to the Bank only prior to 1986 and to the Bank and Corporation since 1986.

(2) The number of shares "beneficially owned" in each case includes 100 shares which each director must own to qualify as a director of the Corporation, and also includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of the Corporation of record which such director does not own beneficially.

(3) The Corporation does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the Corporation's Common Stock other than Thomas J. Carroll, George W. Connell, The Banc Funds Company, L.L.C., Robert L. Stevens, and the Trust Department of the Bank (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS).

(4) Mr. Holland serves as a director of Allegheny Energy, Inc.

   Except for Mr. Peters, none of the directors is a party to any contract, arrangement or understanding with respect to any of the Corporation's Common Stock, other than in connection with the Corporation's Stock Option Plans. The Corporation agreed to grant Mr. Peters certain non-qualified stock options in connection with his employment as the President and Chief Executive Officer of the Corporation and the Bank, subject to shareholder approval of the Corporation's 2001 Stock Option Plan. (SEE EXECUTIVE EMPLOYMENT AGREEMENT.)

                  CORPORATION'S AND BANK'S EXECUTIVE OFFICERS

   The following table sets forth certain information with respect to the current executive officers of the Corporation and Bank as of February 28, 2001:

                                                                                      Corporation
Name, Principal Occupation                                                               Stock
 and Business Experience        Age as of                                             Beneficially
     For Past 5 Years       February 28, 2001 Office with the Corporation and/or Bank    Owned
--------------------------  ----------------- --------------------------------------- ------------
Robert L. Stevens.......            63        Chairman and Director of Corporation      231,575@
                                                 and Bank

Frederick C. Peters                 51        President and Chief Executive Officer       8,100
 II(1)..................                         and Director of Corporation and
                                                 Bank

Robert J. Ricciardi.....            52        Secretary of Corporation and Executive     50,351@+
                                                 Vice President and Secretary of
                                                 Bank--Chief Credit Policy Officer

Joseph W. Rebl..........            56        Treasurer of Corporation and Treasurer     15,900@
                                                 and Executive Vice President of
                                                 Bank--Chief Financial Officer

Joseph G. Keefer........            42        Executive Vice President of Bank--          8,236@
                                                 Chief Lending Officer

Alison E. Gers(2).......            43        Executive Vice President of Bank--          9,551@
                                                 Administration and Operations

Thomas M. Petro.........            42        Executive Vice President of Bank--         37,910@+
                                                 Investment Management

--------
Footnote Information Concerning Executive Officers

@ Includes stock options and/or the interests of the executive officers held in the Corporation's Thrift and Savings Plan stated in terms of the Corporation's shares.

+ Includes interests of the executive officer held in the Corporation's Executive Deferred Bonus Plan stated in terms of the Corporation's shares.

(1) Mr. Peters was elected President and Chief Executive Officer and a Director of the Corporation and the Bank on January 22, 2001. Prior to that, Mr. Peters was the founder, President and Chief Executive Officer of 1st Main Line Bank, a division of National Penn Bank from May, 1995 to January, 2001, and before that, the founding Chief Executive Officer of National Bank of the Main Line.

(2) Ms. Gers was appointed Senior Vice President of the Bank in charge of administration and operations in January of 2001 and appointed Executive Vice President of the Bank in February, 2001. From May, 1998 until January, 2001, Ms. Gers was a Senior Vice President of the Bank in charge of marketing. Prior to that Ms. Gers was Executive Vice President at CoreStates Financial Corporation in charge of consumer segment marketing from 1995 to 1998, and Senior Vice President in charge of retail product management from 1993 to 1995.

                            EXECUTIVE COMPENSATION

      General Disclosure Considerations Concerning Executive Compensation

   The Corporation believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors(/1/) made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

   The format and content of the information set forth below is intended to enable the Corporation's shareholders to understand the rationale and criteria for the Corporation's and Bank's executive compensation programs and the compensation paid to the named executives and its other executives and key employees.

   The Corporation welcomes shareholder comment on whether the objective--to provide information to the Corporation's shareholders that is useful and clearly stated--has been met. Please send any comments or suggestions for further improvements in disclosure to Robert J. Ricciardi, Secretary at 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

Executive Compensation

   The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Robert L. Stevens, the Chairman and Chief Executive Officer of the Bank(/2/), and (ii) the Bank's five (5) most highly compensated executive officers, other than Mr. Stevens, who were serving as executive officers of the Bank at December 31, 2000 (Mr. Stevens and such officers, are hereinafter sometimes referred to as the "Named Executive Officers").

   The following information reflects bonus compensation earned by the Named Executive Officers during 2000 and paid to them in the first quarter of 2001. Any compensation earned by the Named Executive Officers during 2001 will be reported in the proxy statement for the Corporation's 2002 Annual Meeting of Shareholders.

--------
(/1/)The Corporation's executives are not compensated for their services to the Corporation rather, because the Bank is the principal subsidiary of the Corporation, they are compensated as officers of the Bank.

(/2/)On January 22, 2001 Frederick C. Peters II was elected President and
     Chief Executive Officer of the Corporation and the Bank.

                          Summary Compensation Table

   The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years.(/3/)

        Name and             Annual Compensation(1)
Principal Position During  -----------------------------   Stock       All Other
          2000             Year    Salary($) Bonus(2)($) Options(#) Compensation(3)
-------------------------  ----    --------- ----------- ---------- ---------------
Robert L. Stevens........  2000    $287,585    $29,161      8,700       $5,100
 Chairman, President and
  Chief Executive Officer  1999     277,931    130,000      8,600        4,800
                           1998     244,465    120,000     16,000        4,800

Samuel C. Wasson, Jr. ...  2000     164,332     12,800      6,000        4,867
 Vice Chairman and
  Secretary(4)             1999     158,560     70,000      6,000        4,680
                           1998     151,657     68,000      9,000        4,471

Thomas M. Petro..........  2000     141,282     11,046      5,000        4,200
 Senior Vice President-
  Investment Management    1999     121,595     55,000      4,000        3,588
                           1998     112,514     38,000      5,000        3,300

Alison E. Gers...........  2000     131,866     10,298      5,000        3,621
 Senior Vice President-
  Marketing                1999     122,705     55,000      4,000        3,621
                           1998(5)   76,450     30,000          0            0

Robert J. Ricciardi......  2000     131,712     10,240      3,500        3,894
 Executive Vice
  President-Chief Credit   1999     126,679     35,000      4,000        3,744
 Policy Officer            1998     113,231     43,000      5,000        3,311

Joseph G. Keefer.........  2000     126,579     20,237      2,500        3,750
 Senior Vice President-
  Chief Lending Officer..  1999     122,990     56,498      1,600        3,588
                           1998     117,571     36,872      2,000        3,439

--------
(1) A Table for Long-Term Compensation, including an Other Annual Compensation column is not included because no compensation of this nature is paid by the Corporation or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by the Corporation or the Bank.

(2) Based on an incentive plan related to Corporation earnings for 1998, 1999 and 2000, bonuses were awarded to the Named Executive Officers in the first quarter of 1999, 2000 and 2001 and based on the performance of the commercial lending division for 1998, 1999 and 2000 Mr. Keefer was awarded bonuses in the first quarter of 1999, 2000 and 2001.

(3) The Corporation maintains the Bryn Mawr Bank Corporation Thrift and Savings Plan which was amended and restated, effective January 1, 1989, to comply with Section 401(k) of the U.S. Internal Revenue Code. The amended Thrift Plan allows employees of each participating employer to contribute, on a pre-tax basis, up to 16% of their annual base compensation, as defined in the Plan, but not to exceed $10,500 in 2001. Quarterly, each participating employer matches the employees' contribution dollar for dollar to a maximum of 3% of the employee's annual compensation. The employer matching portion is included in All Other Compensation.

(4) Mr. Wasson retired from the Corporation and the Bank on January 31, 2001.

(5) Hire Date May 11, 1998.

--------
(/3/)The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the specified executive officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the named executives. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the specified executive officers, have been used in this Proxy Statement.

Executive Employment Agreement

   The Corporation entered into an Employment Agreement with Frederick C. Peters II dated January 11, 2001 (with employment commencing on January 22,
2001) to serve as the Corporation's and the Bank's President and Chief Executive Officer. The initial term of the Employment Agreement is three (3) years and, unless extended or terminated, the Employment Agreement will renew for an additional two (2) year continuing period, so that at all times prior to Mr. Peters attaining age 63, the term of the Employment Agreement will be two (2) full years. The Employment Agreement provides for an annual base salary of $225,000 which may be increased, but not decreased. Under his Employment Agreement, Mr. Peters is entitled to a bonus of $95,000 in calendar year 2001. However, if the bonus that will be payable to him as the Bank's President and Chief Executive Officer pursuant to the Bank's incentive bonus plan would be greater than $95,000, Mr. Peters is entitled to the bonus payable to him pursuant to the incentive bonus plan in lieu of the $95,000 bonus. After calendar year 2001, Mr. Peters is entitled to a minimum bonus of $20,000 in years 2002, 2003, 2004 and 2005.

   To induce Mr. Peters to join the Corporation and the Bank, the Corporation agreed to grant Mr. Peters non-qualified stock options to purchase shares of the Corporation's common stock, subject to the Corporation's shareholders approving the Corporation's 2001 Stock Option Plan. On the day of the Corporation's 2001 Annual Shareholders Meeting and upon approval of the Corporation's 2001 Stock Option Plan, Mr. Peters will receive non-qualified stock options to purchase 15,000 shares of the Corporation's common stock at a price equal to the fair market value of the stock on the day preceding the date of the grant. Provided that the Employment Agreement has not been terminated for cause, or due to the death or disability of Mr. Peters as defined in the Employment Agreement, or by Mr. Peters for other than good reason, on the day of the Corporation's Annual Shareholders Meetings in the year 2002 and in the year 2003, the Corporation will grant Mr. Peters each year options to purchase an additional 10,000 shares of the Corporation's common stock at a price equal to the fair market value of the shares of the Corporation's common stock on the day preceding the date of each grant.

   Under the Employment Agreement, Mr. Peters is also entitled to participate in all of the Corporation's and the Bank's employee benefit plans and arrangements made generally available to its executives and key management employees.

   The Employment Agreement may be terminated by the Corporation upon the death or disability of Mr. Peters or for cause as defined in the Employment Agreement. Mr. Peters may voluntarily terminate his employment at any time upon not less than thirty (30) days prior written notice to the Corporation. If the Corporation or the Bank terminates Mr. Peters employment other than upon his death or disability or for cause, Mr. Peters is entitled to receive his full salary, including incentive compensation, through the date of termination and the Corporation must pay Mr. Peters an amount equal to his annual salary in effect on the date of the termination in bi-weekly installments for two (2) years or until his 65th birthday, whichever first occurs.

   The Employment Agreement also contains non-disclosure, non-solicitation and non-competition provisions under which Mr. Peters agrees not to disclose any confidential information, not to solicit employees or clients of the Corporation, the Bank or their subsidiaries and agrees not to compete, subject to certain conditions set forth in the Employment Agreement, with the Corporation, the Bank or their subsidiaries for a period of two (2) years following his termination of employment within a 100 mile radius of Bryn Mawr, Pennsylvania.

   Mr. Peters has also entered into an Executive Change of Control Severance Agreement with the Bank on the same terms and conditions as that entered into by the Bank's former President and Chief Executive Officer. (SEE CHANGE OF CONTROL AGREEMENTS)

Change of Control Agreements

   From time to time, the Corporation's Board of Directors, other than any concerned director, approves and ratifies, and the Corporation has guaranteed certain Executive Change-of-Control Severance Agreements (the "Agreements") which are to be entered into by the Corporation's subsidiaries with the Named Executive Officers and certain other officers (collectively the "covered officers").

   The Corporation's Board of Directors believes that the Agreements assure fair treatment of the covered officers since benefits provided are comparable to termination benefits afforded by other companies to secure and retain key officers. Furthermore, by assuring the covered officers some financial security, the Agreements protect the Corporation's shareholders by tending to neutralize any bias of those officers in considering proposals to acquire the Corporation. The Board believes that these advantages outweigh the disadvantage of the potential cost of the benefits.

   The Agreements provide for a lump sum severance benefit if such officers' employment are terminated under certain circumstances within two years following a "change of control", as defined in the Agreements, of the Corporation. Such circumstances include termination of employment other than for "cause" as defined in the Agreements, or the resignation of such officer following a significant reduction in the nature or scope of his/her authority, duties or responsibilities, removal from their position as an officer of the subsidiary, reduction in base salary of the officer in effect immediately prior to the change of control, revocation or reduction of benefits payable to the officer under the benefit plans, without obtaining the officer's written consent thereto, transfer of the officer to a location outside the greater Philadelphia area or the general area of the officer's principal residence, immediately prior to the change of control, or the officer being required to undertake business travel substantially greater than his/her business travel immediately prior to the change of control.

   The severance benefit consists of (a) an amount in cash equal to one (1), two (2) or three (3) times the covered officer's salary in effect either immediately prior to the termination of employment or immediately prior to the change of control, whichever is higher, (b) an amount in cash equal to the excess, if any, of the aggregate fair market value of the Corporation's Common Stock, that is, the closing price of the Corporation's Common Stock on the last business day the Common Stock was traded immediately preceding the termination date (the "Termination Date") of the covered officer's employment, subject to outstanding and unexercised stock options, whether vested or unvested, granted to the covered officer under the Corporation's Stock Option Plans, over the aggregate exercise price of all such stock options, (c) to the extent not heretofore paid, the covered officer's salary through the Termination Date and the officer's salary in lieu of any unused vacation, (d) an amount equal to all awards earned by the officer in respect of completed plan periods prior to the Termination Date for the Corporation's Thrift and Savings Plan and any annual bonus plan, and payment in respect of such plans for the uncompleted fiscal year during which termination of employment occurs,
(e) the cost to continue or cause to be continued until twelve (12), twenty-four (24) or thirty-six (36) whole months for the covered officers after the Termination Date, on the cost-sharing basis in effect immediately prior to the change of control, the medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished to the covered officers immediately prior to the change of control, provided, however, that the obligation to provide such benefits shall cease at such time as the covered officer is employed on a full-time basis by a party not owned or controlled by the covered officer, that provides the covered officer, substantially the same benefits on substantially the same cost-sharing basis as that for the covered officer in effect immediately prior to the change of control, (f) for both vesting and benefit calculation purposes, credit with one (1), two (2) or three (3) additional, "years of credited service", (as defined in the Corporation's Pension Plan), for the covered officers under the Corporation's Pension Plan and Supplemental Employee Retirement Plan, in addition to the years of credited service that would have otherwise been calculated by reference solely to the Termination Date, and (g) the cost of reasonable career counseling services for the covered officer. To the extent necessary to provide the covered officers with the additional years of credited service obtainable under the Agreements, the Corporation has agreed to amend its Supplemental Employee Retirement Plan or create such supplemental retirement plans as are necessary.

   Certain of the Agreements terminate in 2001 but are automatically extended for additional one year periods unless the subsidiary provides written notice to cancel. The terms of outstanding Agreements cannot end prior to the expiration of two (2) years after the occurrence of a Change of Control regardless of any notice by the subsidiary to cancel.

   In addition to the severance benefits outlined above, each covered officer would be entitled to receive all other compensation and benefits payable generally in the event of termination of employment. The aggregate amount of all such compensation and benefits is subject to a limitation designed to allow the deduction for federal income tax purposes of any payments made pursuant to the Agreements. The subsidiary may terminate each covered officer's employment, without liability, under the respective Agreements for Cause as defined therein.

   The amount of severance salary benefits each of the Named Executive Officers (excluding Mr. Wasson who retired and including Mr. Peters) would be entitled to, pursuant to the Agreements, if an event which triggered the payment occurred on the date of the Proxy Statement, is as follows: Messrs. Stevens $858,003, Peters $675,000, Ricciardi $450,000 and Petro $436,803, Ms.
Gers $291,200 and Mr. Keefer $270,000. The total of such severance salary benefit payments for all covered officers would be $5,210,730.

                              Option Grants Table

   The following table sets forth, with respect to grants of stock options made during 2000 to each of the Named Executive Officers: (i) the name of the executive officer (column (a)); (ii) the number of options granted (column
(b)); (iii) the percent the grant represents of the total options granted to all employees during 2000 (column (c)); (iv) the per share option price of the options granted (column (d)); (v) the expiration date of the options (column
(e)); and (vi) the potential realizable value of each grant assuming the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at a rate of (A) five percent (5%) per annum (column (f)) and (B) ten percent (10%) per annum (column (g)).

                             OPTION GRANTS IN 2000

                                                                                    Potential
                                                                                Realizable Value
                                                                                at Assumed Annual
                                                                                 Rates of Stock
                                                                                      Price
                          Individual                                            Appreciation for
                            Grants                                                 Option Term
                          -----------                                           -----------------
          (a)                 (b)           (c)            (d)          (e)       (f)      (g)
                                        % of Total
                                      Options Granted Exercisable or
                            Options   to Employees in   Base Price   Expiration
    Name                  Granted (#)      2000           ($/Sh)        Date       5%      10%
    ----                  ----------- --------------- -------------- ---------- -------- --------
Robert L. Stevens.......     8,700           12%          $21.00     5/19/2010  $114,901 $291,180
Samuel C. Wasson, Jr. ..     6,000            8%           21.00     5/19/2010    79,242  200,814
Thomas M. Petro.........     5,000            7%           21.00     5/19/2010    66,035  167,345
Alison E. Gers..........     5,000            7%           21.00     5/19/2010    66,035  167,345
Robert J. Ricciardi.....     3,500            5%           21.00     5/19/2010    46,225  117,142
Joseph G. Keefer........     2,500            3%           21.00     5/19/2010    33,018   83,673

          Aggregated Option Exercises and Year-End Option Value Table

   The following table sets forth, with respect to each exercise of stock options during 2000 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis: (i) the name of the executive officer (column (a)); (ii) the number of shares received upon exercise, or, if no shares were received, the number of securities with respect to which the options were exercised (column (b)); (iii) the aggregate dollar value realized upon exercise (column (c)); (iv) the total number of unexercised options held at December 31, 2000, separately identifying the exercisable and unexercisable options (column (d)); and (v) the aggregate dollar value of in-the-money, unexercised options held at December 31, 2000, separately identifying the exercisable and unexercisable options (column (e)). As of December 31, 2000, there were no stock appreciation rights outstanding.

                    AGGREGATED OPTION EXERCISES IN 2000 AND
                      DECEMBER 31, 2000 OPTION VALUES (1)

          (a)                     (b)           (c)               (d)                       (e)
                                                ($)     (#) Unexercised Options  ($) In-the-Money Options
                          (#) Shares Acquired  Value   ------------------------- -------------------------
    Name                      in Exercise     Realized Exercisable Unexercisable Exercisable Unexercisable
    ----                  ------------------- -------- ----------- ------------- ----------- -------------
Robert L. Stevens.......        25,200        $415,880   133,800       8,700     $1,391,170     $  --
Samuel C. Wasson, Jr. ..         6,800         103,900    40,200       6,000        318,570        --
Thomas M. Petro.........           --              --     28,200       5,000        243,600        --
Alison E. Gers..........           --              --      4,000       5,000            --         --
Robert J. Ricciardi.....           --              --     32,600       3,500        301,250        --
Joseph G. Keefer........           --              --      4,400       2,500         10,200        --

--------
(1) Based upon $20.75 per share the last bid price for the Common Stock on December 29, 2000.

Corporation's 1998 Stock Option Plan

   In 1998, the Corporation's Board of Directors adopted and the Corporation's shareholders approved the Bryn Mawr Bank Corporation 1998 Stock Option Plan (the "Plan"). The Corporation's Board of Director's Compensation Committee (the "Committee"), composed of four (4) non-management directors, is authorized to grant certain stock options ("Option(s)") to directors of the Corporation who are not employees of the Corporation or any affiliate of the Corporation (the "Eligible Directors") and key employees, including officers of the Corporation and its direct and indirect subsidiaries (the "Employees").

   The Options for the Common Stock are to be granted in consideration for the services provided to the Corporation by the Employees and Eligible Directors. Under the Plan, on February 28, 2001, there was a maximum of 2,126 shares of Corporation Common Stock available for the grant of Options.

   Options granted under the Plan may be either incentive stock Options or non-qualified stock Options, as the Committee determines to be in the best interests of the Corporation at the time of the grant of Options. The purpose of the Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to retain and attract the services of experienced and knowledgeable Employees and Eligible Directors and by encouraging such Employees and Eligible Directors to acquire an increased proprietary interest in the Corporation.

   Each Option is exercisable in whole or in part at such times as the Compensation Committee may determine, but not later than ten (10) years from the date the Option is granted. The Compensation Committee may make such exercise provisions, or may accelerate exercise provisions previously established, if in the opinion of the Compensation Committee such action is appropriate to carry out the intent of the Plan or any requirements of the Internal Revenue Code. In lieu of a cash payment to exercise an Option in full or in part, payment may be made by the tender of shares of Common Stock with a fair market value as of the exercise date equal to the Option price of the Option being exercised.

Executive Deferred Bonus Plan

   In 1989, the Corporation established the Deferred Bonus Plan (the "Plan"), which permits certain officers of the Corporation and its subsidiaries who earn in excess of one hundred thousand dollars annually, to defer all or a portion of any bonus (the "Deferred Compensation") which the executives may be awarded. The Plan is a non-qualified plan and Plan funds are held in a trust administered by the Bank's Trust Department. Under the Plan the participating executives may elect to invest the Deferred Compensation in one or more different investment funds, including an investment in the Corporation's Common Stock. Participants may elect to defer the receipt of the Deferred Compensation until (i) January of the following year or (ii) retirement or separation from employment. In certain very limited circumstances involving a hardship, as defined in the Plan, participants may request withdrawal of his/her Deferred Compensation. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation.

Pension Plans

   In December 1989, the Corporation assumed sponsorship of the Bank's non-contributory pension plan (the "Pension Plan") and amended the Pension Plan to cover the eligible employees of the Corporation and its subsidiaries, (collectively called the "Employer"). Employees of the Corporation and its subsidiaries (collectively called the "participants") become eligible to participate in the Pension Plan on January 1 following their attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited, as those terms are defined in the Pension Plan. Benefits under the Pension Plan are paid from a trust for which the Bank is the trustee. The payments are made monthly under various options provided for in the Pension Plan, selected by the participants. For funding purposes it is the Corporation's policy to fund amounts necessary to maintain the actuarial soundness of the Pension Plan. The Pension Plan is fully funded and therefore, based on Employee Retirement Income Security Act, as amended ("ERISA") funding requirements, no contribution was needed or allowed in 2000. The net periodic pension cost is computed on the basis of accepted actuarial methods which include the current year's service cost. The Corporation's net periodic pension cost for 1998, 1999 and 2000 was $(291,623), $(279,151) and
$(1,007,382) respectively, increasing the prepaid pension expense for accounting purposes to $1,464,810 as of December 31, 2000.

   The Corporation's actuaries indicated that the amount of the contribution, payment or accrual with respect to a participant is not and cannot readily be separately or individually calculated under the actuarial cost method used in determining aggregate contribution requirements for the Corporation's Pension Plan. Covered compensation is the basic rate of salary paid to a participant including bonus and overtime.

   Set forth below is a table of annual pension benefits based on the rates of salary in various years of service categories for participants retiring at age 65 in 2000.

                              Pension Plan Table

                                         Years of Service
                  --------------------------------------------------------------
   Remuneration      15       20       25       30       35       40       45
   ------------   -------- -------- -------- -------- -------- -------- --------
   $125,000.....  $ 31,118 $ 41,490 $ 51,863 $ 62,235 $ 72,608 $ 80,733 $ 88,858
    150,000.....    37,868   50,490   63,113   75,735   88,358   98,108  107,858
    175,000.....    44,618   59,490   74,363   89,235  104,108  115,483  126,858
    200,000.....    51,368   68,490   85,613  102,735  119,858  132,858  145,858
    225,000.....    58,118   77,490   96,863  116,235  135,608  150,233  164,858
    250,000.....    64,868   86,490  108,113  129,735  151,358  167,608  183,858
    275,000.....    71,618   95,490  119,363  143,235  167,108  184,983  202,858
    300,000.....    78,368  104,490  130,613  156,735  182,858  202,358  221,858
    325,000.....    85,118  113,490  141,863  170,235  198,608  219,733  240,858
    350,000.....    91,868  122,490  153,113  183,735  214,358  237,108  259,858
    375,000.....    98,618  131,490  164,363  197,235  230,108  254,483  278,858
    400,000.....   105,368  140,490  175,613  210,735  245,858  271,858  297,858
    425,000.....   112,118  149,490  186,863  224,235  261,608  289,233  316,858
    450,000.....   118,868  158,490  198,113  237,735  277,358  306,608  335,858

   Differences in the pension benefits table exist because the Pension Plan is integrated with Social Security benefits, and participants with less income receive a greater portion of their retirement benefits from Social Security. The goal of the Pension Plan is to provide long-term participants with annual benefits from both the Pension Plan and Social Security approximating 60% of their highest average five year annual compensation.

   Benefits paid by the Plan are based on the participants highest average consecutive five year annual compensation, as defined in the Plan, in the ten years prior to participant's retirement. The estimated benefits for the executive officers named in the Summary Compensation Table were based on each officer's 2000 compensation and do not take into consideration any future increases in compensation and are straight life annuity amounts which would be actuarially reduced for a 100% joint and survivor annuity to the officer and the officer's spouse.

   Currently Federal law places certain limitations on the amount of retirement income that can be paid pursuant to a pension plan qualified under the Internal Revenue Code, such as the Corporation's Pension Plan. As of December 31, 2000, Messrs. Stevens, Wasson, Petro, Ricciardi, Keefer and Ms. Gers are the Named Executive Officers participating in the Pension Plan who, based on service to date, would be affected by such limitations.

   The Corporation has adopted the Bryn Mawr Bank Corporation Supplemental Employee Retirement Plan, an unfunded supplemental plan which is designed to provide those amounts which would be payable as pension benefits, except for such limitations under the Internal Revenue Code. The Plan is a non-qualified plan and Plan funds are held in a trust administered by the Bank's Trust Department. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation.

   For the Named Executive Officers in the Summary Compensation Table, the estimated annual benefits upon normal retirement at age 65 under the Pension Plans are as follows: Robert L. Stevens, $280,023, Samuel C. Wasson, Jr., $145,753, Robert J. Ricciardi, $109,342, Thomas Petro, $104,366, Joseph G. Keefer, $91,105 and Alison E. Gers, $73,018. Messrs. Stevens, Wasson, Ricciardi, Petro, Keefer and Ms. Gers have 41, 35, 30, 11, 9 and 3 credited years of service, respectively, under the Pension Plan.

Bryn Mawr Bank Corporation Thrift and Savings Plan

   In December of 1989, the Corporation assumed sponsorship of the Bank's Thrift and Savings Plan and amended the plan to cover eligible employees of the Corporation and its subsidiaries, (collectively called the "Employer"). An employee of the Corporation or its subsidiaries, (collectively called the "participants") becomes eligible to participate in the Bryn Mawr Bank Corporation Thrift and Savings Plan (the "Thrift Plan") on January 1st or July 1st following his/her attainment of 20 1/2 years of age and performance of six
(6) months of service during which 500 hours of service are credited as those terms are defined in the Thrift Plan. Participants may elect to have what would otherwise be his/her compensation reduced and cause the amount of such reduction to be contributed, on his/her behalf, to the Thrift Plan's related trust in an amount from 1% to 16% of his/her compensation subject to applicable yearly dollar limitations. The Employer makes a dollar for dollar matching contribution, up to 3% of each participant's base compensation. In any Thrift Plan year the Employer may make contributions to the participants' discretionary accounts in the Thrift Plan of such portions of its net profits as the Employer's Board of Directors may determine, subject to certain limitations in the Thrift Plan.

   The Thrift Plan permits a participant to cause the participant's account balance to be invested in one or more different investment funds, including an investment in the Corporation's Common Stock. As of December 31, 2000, the Thrift Plan's related trust held 113,802 shares of the Corporation's Common Stock for the benefit of 131 participants. Each such participant or beneficiary owns an undivided interest in the whole of the Corporation's Common Stock Fund of the Thrift Plan. Under the terms of the Thrift Plan and its related trust agreement, the trustee possesses the power and authority to vote the Corporation's Common Stock.

Certain Relationships and Related Transactions

   Some of the directors and executive officers of the Bank and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of its business during 2000. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

                    [STOCK PERFORMANCE GRAPH APPEARS HERE]
                       STOCK PRICE PERFORMANCE GRAPH 1)

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG BRYN MAWR BANK CORPORATION,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX

                                           FISCAL YEAR ENDING
                              12/29/  12/31/  12/31   12/31   12/31   12/29
COMPANY/INDEX/MARKET           1995    1996    1997    1998    1999    2000

Bryn Mawr Bank                100.00  108.59  207.12  225.32  201.95  184.52
Regional-Mid-Atlantic Bnks    100.00  133.60  217.88  239.83  189.78  214.77
NASDAQ Market Index           100.00  124.27  152.00  214.39  378.12  237.66

                   ASSUMES $100 INVESTED ON JANUARY 1, 1996
                      ASSUMES DIVIDEND REINVESTED THROUGH
                     FISCAL YEAR ENDING DECEMBER 31, 2000

1) Graph prepared by Media General Financial Services

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee of the Bank's Board of Directors (the "Bank Compensation Committee") is composed entirely of independent outside directors (SEE INFORMATION ABOUT COMMITTEES OF THE BANK'S BOARD OF DIRECTORS). The Bank Compensation Committee is responsible for setting and administering the Bank's compensation policies, including those which govern salary and the bonus program applicable to the Bank's executive officers including the Named Executive Officers.

   The Compensation Committee of the Corporation's Board of Directors (the "Corporation Compensation Committee") is composed entirely of independent outside directors (SEE INFORMATION ABOUT COMMITTEES OF THE CORPORATION'S BOARD OF DIRECTORS). The Corporation's Compensation Committee is responsible for setting and administering the policies which govern the grant to key Bank personnel of options to purchase the Corporation's stock including the Named Executive Officers.

Executive Compensation Policy Principles

   The Bank's compensation policy is designed to (i) retain and attract highly qualified key executives essential to the long-term success of the Bank and Corporation; (ii) reward such executives for consistent successful management of the Bank and enhancement of shareholder value; and (iii) create a performance-oriented environment that rewards performance not only with respect to the Bank's goals but also the Bank's performance in relation to comparable industry performance levels.

   The Bank's Compensation Committee annually considers the Bank's economic performance in terms of its asset diversification and quality, expense levels, net income, capital accumulation and retention, return on equity and other relevant criteria used in the financial services industry and seeks to relate those considerations to the Bank's performance and each executive's performance of their duties.

   The Bank's executive compensation program, established by the Bank Compensation Committee, is based on the belief that each executive officer's compensation should bear a relationship to the business success of the Bank and Corporation, the value of the Corporation's stock and any significant accomplishments by that executive officer.

                  Elements of Executive Compensation Program

   The Bank's total compensation program for its executive officers currently consists of base salary, a fringe benefit package, and an opportunity, depending on the Bank's annual earnings, the executive officers' divisions' net income and other economic criteria, to obtain a cash bonus and options to purchase Corporation stock at the market price when such options are awarded.

Salary Compensation and Fringe Benefits

   The salary compensation is competitive with other financial institutions in the Delaware Valley and similar size banks in the mid-Atlantic region and is combined with a fringe benefit package designed to retain and attract experienced and highly professional banking personnel. Each Named Executive Officer's salary is based on that person's level of management responsibility at the Bank and performance of duties and will be reviewed annually. To assist in determining the compensation for the Named Executive Officers, the Bank's Compensation Committee utilized the professional services of Buck Consultants, a firm providing executive compensation analysis. A comprehensive report was presented with comparable selected commercial banks in the country with specific attention to those banks in the Mid-Atlantic region of similar revenue size.

   The Bank's officers, including the Named Executive Officers, have an opportunity to be awarded a cash bonus based in large measure on his/her division's net income, the economic performance of the Bank on an annual basis and each individual officer's accomplishment of his/her designated responsibilities and goals. Bonuses paid to the Named Executive Officers, which were determined on the basis of the executive officers' divisions' and Bank's earnings performance in 2000 and were paid in the first quarter of 2001, reflected the Bank's continued earnings improvement.

Stock Options

   Stock options were awarded to the Bank's executive officers in 2000. No additional stock options will be awarded unless approved by the Corporation's Compensation Committee.

                       Executive Compensation Decisions

   The Bank Compensation Committee evaluated the Bank's business performance for 2000 and determined, based on such performance and the criteria outlined above, that in January of 2001 salary increases be granted to certain Named Executive Officers and in the first quarter of 2001 bonuses be awarded to the Named Executive Officers for their 2000 performance.

Factors and Criteria on Which the Chief Executive Officer's Compensation Was
Based

   The Bank Compensation Committee met, Mr. Stevens not being present, to evaluate his performance and review his compensation package. The Bank Compensation Committee reports on that evaluation to the independent directors of the Board. Mr. Stevens is eligible to participate in all executive compensation programs available to all other executives.

   The Compensation Committee of the Bank Board, in reviewing the appropriate level of compensation of Mr. Stevens, considers financial results, organizational development, marketing initiatives, Board relations, work on representing the Corporation to its constituencies, results on developing, expanding and integrating service lines and work on succession issues.

   Also, as indicated in the foregoing discussion concerning the principles upon which the Bank's compensation policy is based, the Bank's economic performance and the performance by Mr. Stevens of his duties as Chairman and Chief Executive Officer are the essential elements upon which his compensation was based. Also considered by the Bank Compensation Committee was the continuing improvement over the last eight (8) years in the Bank's fundamental economic strength.

   In determining Mr. Stevens' 2000 annual salary, the primary economic performance criteria which the Bank Compensation Committee considered was the fact that the Bank's economic performance met the economic goals specified in its 1999 plan and that meeting its goals resulted in the Bank increasing annual earnings and accumulating additional capital, as well as an increase in the dividends paid on the Corporation's stock. In determining the bonus awarded to Mr. Stevens in the first quarter of 2001, the Compensation Committee considered the foregoing factors in relation to the Bank's performance in 2000.

The Compensation Committees

   The Bank's and Corporation's Compensation Committees are composed of the same members consisting of William Harral, III, Chairman, Warren W. Deakins, Wendell F. Holland and Thomas A. Williams who each endorsed this report.

                                          Respectfully submitted:

                                          William Harral, III, Chairman
                                          Wendell F. Holland
                                          B. Loyall Taylor, Jr.
                                          Thomas A. Williams

                            AUDIT COMMITTEE REPORT

   In connection with the preparation and filing of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, the Audit Committee
(i) reviewed and discussed the audited financial statements with the Corporation's management, (ii) discussed with PricewaterhouseCoopers LLP, the Corporation's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of PricewaterhouseCoopers LLP with PricewaterhouseCoopers LLP, and (iv) has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented). Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ending December 31, 2000.

   The Corporation's Audit Committee is composed of William Harral, III (Chairman), Richard B. Cuff, Warren W. Deakins and Wendell F. Holland, who each endorsed this report.

                                          Respectfully submitted:

                                          William Harral, III, Chairman
                                          Richard B. Cuff
                                          Warren W. Deakins
                                          Wendell F. Holland

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

                          (Item 1 on the Proxy Card)

   One of the purposes of the Annual Meeting is the election of three (3) directors to the Board of Directors of the Corporation.

Nominees for Directors

   The following directors have been nominated by the Corporation's Board of Directors for election as directors to serve as follows:

       Class III--Term to Expire in 2005:

        (1) Warren W. Deakins
        (2) Wendell F. Holland
        (3) Frederick C. Peters II

and until their successors are elected and take office.

   The persons named as proxies in the accompanying form of proxy have advised the Corporation that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. The Corporation expects all nominees to be willing and able to serve as directors.

                               ----------------

   The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

   The Board of Directors recommends a vote FOR the nominees listed above.

                                  PROPOSAL 2

                        TO APPROVE THE ADOPTION OF THE
                          BRYN MAWR BANK CORPORATION
                            2001 STOCK OPTION PLAN

                          (Item 2 on the Proxy Card)

Background

   The Board of Directors of the Corporation is recommending for shareholder approval the adoption of the Corporation's 2001 Stock Option Plan (the "Plan") which provides for the grant of certain stock options to key employees, including officers of the Corporation and its direct and indirect subsidiaries (the "Employees") and directors of the Corporation who are not employees of the Corporation or any affiliate of the Corporation (the "Eligible Directors"). Under the Plan, an amount equal to four and one-half percent (4 1/2%) of the outstanding shares of the Corporation's Common Stock as of February 28, 2001, the Record Date, that is a maximum of 192,663 shares of Corporation Common Stock will be available for the grant of options to the Employees and Eligible Directors. The options for the Common Stock are to be granted in consideration for the services provided to the Corporation by the Employees and the Eligible Directors.

   Acting on the recommendation of the Compensation Committee of the Corporation's Board of Directors, the Board of Directors on February 15, 2001, approved the CORPORATION'S 2001 STOCK OPTION PLAN subject to adoption by the Corporation's shareholders. The Board of Directors directed that the Plan be submitted to the shareholders of the Corporation for their approval at the 2001 Annual Meeting to be held on April 17, 2001.

Eligible Directors Interest

   Because the Eligible Directors are eligible to receive awards under the Plan, each of them has a personal interest in approval of this proposal. As of February 28, 2001, there were nine (9) Eligible Directors on the Board of Directors, each of whom will participate in the Plan.

Summary of the Plan

   The following is a summary of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached to the Proxy Statement as Appendix "B."

Administration of Stock Option Plan

   The Plan is administered by the Corporation's Compensation Committee, which is composed of four (4) or more directors who are eligible to receive Stock Options under the Plan. Subject to the terms of the Plan, and to such approvals and other authority as the Board of Directors may reserve to itself from time to time, the Committee may adopt, amend, or rescind rules and regulations, and make other determinations for carrying out the Plan that the Committee deems necessary or appropriate. The Board of Directors has reserved the power to review and approve the Committee's determinations.

Purpose

   The stated purpose of the Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to retain and attract the services of experienced and knowledgeable Employees and Eligible Directors and by encouraging such Employees and Eligible Directors to acquire an increased proprietary interest in the Corporation.

Eligibility

   Persons eligible to receive Stock Options are the Employees and Eligible Directors at the time of the grant of the Stock Option.

Stock Options

   Options granted under the Plan may be either incentive stock options or non-qualified stock options, as the Committee determines to be in the best interests of the Corporation at the time of the grant of the options.

Transferability, Exercisability and Forfeiture

   No option granted under the Plan is transferable by the optionee, other than by will or the law of descent and distribution, and during the optionee's lifetime the option may be exercised only by him/her or his/her legal representative. In the event of the optionee's death, disability or retirement at a time when he/she is entitled to exercise an option, then, during the option term, at any time within one year after his/her death, disability or retirement such option may be exercised, in full or in part as to shares which the optionee was entitled to purchase. In the event that the optionee ceases to be an employee or to serve as a director for reasons other than death, disability or retirement when he/she is entitled to exercise an option, then such option may be exercised in full or in part as to shares which the optionee was entitled to purchase at the date of his/her termination of employment within ninety (90) days. In no event, however, may such an option be exercised after the expiration of ten (10) years from the date such option was granted nor, in the case of incentive stock options, after the last day specified in Section 422 of the Code. In the event an optionee's employment or service as a director is terminated for cause, his/her options are null and void immediately upon termination of that person's service and may not be exercised.

Federal Tax Treatment of Incentive Stock Options

   An optionee will not realize taxable income when an incentive stock option is granted under the Plan or when an incentive stock option is exercised, and the Corporation will not be entitled to a deduction with respect to the option. If the optionee of an incentive stock option holds the shares acquired under the option for at least two years from the date the option is granted and for at least one year from the date the option is exercised, any gain realized by the optionee when the shares are sold will be taxable to the optionee as capital gain. If the optionee does not hold the shares for the one-year and the two-year periods, the optionee will realize ordinary income in the year of disposition of the shares in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the proceeds or the disposition, if lower) over the option price, and the Corporation will be entitled to a corresponding deduction. Any remaining gain will generally be capital gain. If the shares are disposed of at a loss, the loss will be a capital loss. The difference between the exercise price of an incentive stock option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may result in the optionee being subject to the alternative minimum tax. Whether an optionee is subject to the alternative minimum tax in lieu of "regular" income tax will depend on individual facts and circumstances.

Payment of Withholding Taxes

   The Corporation may withhold, or require a participant to remit to the Corporation, an amount sufficient to satisfy any federal, state and local withholding tax requirements. The Compensation Committee may permit a participant to satisfy a tax withholding requirement on exercise of an option or vesting of a share award by delivery to the Corporation of shares of its Common Stock owned by the participant, including shares the participant is entitled to receive upon exercise of the option or vesting of the award.

Option Price

   The option price per share of Common Stock under each stock option shall be determined by the Compensation Committee and shall not be less than the fair market value on the day preceding the date of the grant of the option. The option price per share of Common Stock under each stock option shall be determined by the Compensation Committee. In the case of an option intended to qualify as an incentive stock option, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under all such plans of the Corporation and its subsidiaries shall not exceed $100,000.

Exercise of Options

   Each option shall be exercisable in whole or in part at such times as the Compensation Committee may determine, but not later than ten (10) years from the date the option is granted. The Compensation Committee may make such exercise provisions as appropriate to carry out the intent of the Plan or any requirement of the Code. In lieu of a cash payment to exercise an option in full or in part, payment may be made by the tender of shares of Common Stock, which have been held for a period of at least six months, with a fair market value as of the exercise date equal to the option price of the option being exercised.

Adjustment Upon Changes in Stock

   In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock which becomes effective after the adoption of the Plan by the Board of Directors, the Compensation Committee may, in its discretion, make appropriate adjustments in (i) the number and kind of shares of stock on which options may thereafter be granted hereunder; (ii) the number and kind of shares of stock remaining subject to each option outstanding at the time of such change, and (iii) the option price.

Change in Control

   In the event of a Change in Control, as defined in the Plan, all outstanding options shall become exercisable in full.

Amendment and Termination

   The Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of options, provided that no amendment shall be made without the approval of the shareholders of the Corporation if such approval would be required in order for the Plan to continue to comply with Section 16(b) of the Securities Exchange Act of 1934.

Federal Tax Treatment of Nonqualified Stock Options

   An optionee will not realize taxable income, and the Corporation will not be entitled to a deduction, at the time that a nonqualified stock option is granted under the Plan. Upon exercising a nonqualified stock option, an optionee will realize ordinary income, and the Corporation will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The optionee will have a basis, for purposes of computing capital gain or loss on a future sale or exchange, in the shares received as a result of the exercise equal to the fair market value of those shares on the exercise date.

Market Value

   On February 28, 2001, the closing price of the Corporation's Common Stock as reported by the National Association of Securities Dealers Automated Quotation System/National Market System was $25.38 per share.

Plan Benefits Information

   Individuals who will participate in the Plan in the future and the number of options to be granted are to be determined by the Compensation Committee subject to any restrictions in the Plan. However, subject to the terms of Mr. Peters' Employment Agreement, the Corporation will grant Mr. Peters in years 2001, 2002, and 2003 options to purchase 15,000, 10,000 and 10,000 shares, respectively, of the Corporation's Common Stock. Subject to the terms of the Plan, the Compensation Committee may award additional stock options to Mr. Peters during the years 2001, 2002 and 2003. The nine non-employee Directors will each be granted options to purchase 1,000 shares of the Corporation's Common Stock in year 2001. Except for Mr. Peters and the non-employee Directors, no other determinations have been made and it is not possible to state the terms of any individual options which may be issued under the Plan or the names or positions of, or the respective amounts of any options to, any individuals who may participate in the Plan.

                    EFFECTIVE DATE AND DURATION OF THE PLAN

   The Plan shall be effective immediately following approval by the Corporation's shareholders and, if approved by the Corporation's shareholders, shall be considered to be dated April 17, 2001. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's shareholders, but such termination shall not affect the terms of any then outstanding Options. No awards may be granted on or after the ten (10) year anniversary date of the Plan.

                               ----------------

   The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of the Plan. Proxies solicited by the Board of Directors will be voted for the Plan, unless the shareholders specify a contrary choice in their proxies.

   The Board of Directors recommends a vote FOR approval of the Plan.

                                  PROPOSAL 3

                        RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          (Item 3 on the Proxy Card)

   The firm of PricewaterhouseCoopers LLP has been appointed by the Board of Directors to serve as the Corporation's independent certified public accountants for the fiscal year beginning January 1, 2001. The Board of Directors of the Corporation is requesting shareholder approval of the appointment. A partner in the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving the Corporation, the Bank and its other subsidiaries, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

   Audit Fees. The aggregate fees billed for professional services rendered to the Corporation by PricewaterhouseCoopers LLP during 2000 for the audit of the Corporation's annual financial statements for the year 2000 and the reviews of the financial statements included in the Corporation's quarterly reports filed with the Securities and Exchange Commission was $95,750.

   Financial Information Systems Design and Implementation Fees. No professional services were rendered and no fees were billed to the Corporation by PricewaterhouseCoopers LLP during 2000 for financial information systems design and implementation services.

   All Other Fees. The aggregate fees billed for professional services rendered to the Corporation by PricewaterhouseCoopers LLP during 2000 for services other than the services listed under Audit Fees above was $207,643.

   The Audit Committee of the Corporation's Board of Directors has considered whether the provision of the non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

   The resolution being voted on is as follows:

   RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of PricewaterhouseCoopers LLP as the Corporation's independent certified public accountants for the year 2001.

                               ----------------

   The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

   The Board of Directors recommends a vote FOR the resolution ratifying the appointment of PricewaterhouseCoopers LLP as the Corporation's independent certified public accountants for the year 2001.

                                OTHER BUSINESS

   Management does not know at this time of any other matter which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

                        SHAREHOLDER PROPOSALS FOR 2002

   The Corporation's Annual Meeting of Shareholders will be held on or about April 16, 2002. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Corporation before November 7, 2001. It is suggested that the proposal or proposals be submitted by certified mail-return receipt requested to the attention of Robert J. Ricciardi, the Corporation's Secretary, at the Corporation's executive office at 801 Lancaster Avenue, Bryn Mawr, PA 19010-3396.

                            ADDITIONAL INFORMATION

   A copy of the Corporation's Annual Report for the fiscal year ended December 31, 2000, containing, among other things, financial statements examined by its independent certified public accountants, was mailed with this Proxy Statement on or about March 8, 2001 to the shareholders of record as of the close of business on February 28, 2001.

   Upon written request of any shareholder, a copy of the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2000, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from the Corporation's Secretary, Robert J. Ricciardi, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

                                          By Order of the Board of Directors
                                            of Bryn Mawr Bank Corporation

                                          /s/ Robert J. Ricciardi
                                          Robert J. Ricciardi
                                                Secretary

                                                                     Appendix A

                          BRYN MAWR BANK CORPORATION
                            AUDIT COMMITTEE CHARTER

   The Audit Committee (the "Committee") of Bryn Mawr Bank Corporation is appointed annually by the Corporation and the Bank's Board of Directors (the "Board") and is composed of not less than three (3) Independent Directors who are not officers or employees of the Corporation or its subsidiaries and are free from any relationship that would interfere with the exercise of their independent judgment. One of the members of the Committee shall be designated its Chairman.

   The Committee is designated by the Board to oversee the audit affairs of the Corporation and the Bank and to perform such specific audit functions as may be assigned by the Board. The Committee shall serve as the Audit Committee of all subsidiaries of the Bank and Corporation and perform all duties of such Audit Committee as determined by the Board.

A. Membership Criteria and Training of Committee Members

1. Each member of the Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable time after his or her appointment to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which results in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

2. As needed, the Committee shall consider training and education programs to ensure that its members have the proper background and knowledge base and stay current as to relevant developments in accounting and finance.

B. General Responsibilities of the Audit Committee

3. The Committee shall provide assistance to the Board of Directors in fulfilling its statutory, regulatory, and fiduciary responsibilities for examinations of the Corporation and the Bank and in monitoring its accounting and financial reporting practices.

4. The Committee shall provide guidance to the Board of Directors in understanding the various risks associated with the Corporation and the Bank's operation and ensuring that these risks are appropriately managed, and assist the Board of Directors in approving risk management strategies. These activities shall be in concert with the Board's Risk Management Committee.

5. The Committee shall serve as an independent and objective party in the review of the financial information and reports presented by management for distribution to shareholders, the general public, and regulators.

6. The Committee shall provide direction and controls over the internal audit function and the independent certified public accountants ("independent auditor").

7. The Committee shall conduct candid discussions with management, the internal auditors, and the independent auditor regarding issues implicating judgment and impacting quality.

8. The Committee shall review and discuss with management of the Corporation and the Bank the audited financial statements.

9. Based upon its review of the audited financial statements, the discussions with management, the discussions with the independent auditor set forth in paragraphs D-6 and D-7 below and receipt of the written disclosures and letter from the independent auditor set forth in paragraph D-5 below, and any other information, discussion or communication that the Committee in its business judgment deems relevant, the Committee shall consider whether it will recommend to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's annual reports on Form 10-K.

10. The Committee shall prepare for inclusion where necessary in a proxy or statement of the Corporation relating to an annual meeting of security holders at which directors are to be elected (or special meetings or written consents in lieu of such meeting), the Audit Committee Report described in Item 306 of Regulation S-K of the Securities and Exchange Commission.

11. The Committee shall direct management to advise the Committee in the event that the Corporation proposes to disclose or file interim financial information prior to completion of review by the independent auditor.

12. The Committee shall review and reassess the adequacy of this Charter at least annually. This Charter shall be published in the proxy statement at least every three years.

13. Where appropriate, the Committee will review the coordination of audit efforts between the internal auditor and the independent auditor to ensure completeness of coverage and efficient use of audit resources.

14. The Committee will hold at least four regular meetings each year and such additional meetings as the Committee Chairman shall require in order to satisfy its duties and responsibilities. The Committee Chairman, in conjunction with the internal auditor, is responsible for ensuring that accurate minutes of the Committee's meeting are maintained and distributed to other members of the Board of Directors.

15. The Committee may meet with the Corporation's and the Bank's attorneys, when appropriate, to discuss legal issues concerning litigation, contingencies, claims or assessments that may have a significant impact on the Corporation's and the Bank's financial statements.

16. The Committee shall consider all other reports of examination on the affairs of the Corporation and the Bank, by any federal, state, or local governmental bodies, and to refer to the Board any matter considered appropriate and to report to the Board and carry out such other duties as the Board may from time to time assign.

17. The Committee is authorized to engage at the Corporation's and the Bank's expense independent counsel to advise the Committee in discharging its duties and if necessary, initiate special investigations and, if appropriate, hire special counsel or experts to assist the Committee.

18. The Chairman, President and Chief Executive Officer, other senior officers of the Corporation and the Bank, and representatives of the Corporation's and the Bank's independent auditor may attend meetings at the invitation of the Committee.

C. Responsibilities--Internal Controls

1. The Committee is responsible for all activities involving the internal audit function. The Committee will review and approve the annual internal audit work plan and the appropriate budget and staffing to satisfy the internal audit function. The audit plan will be designed based upon a risk assessment of the Corporation's and the Bank's operating and internal control structure and will be reviewed with the Committee. The plan will be submitted annually by the internal auditor for all Bank units and functions and ensure that all audits are conducted in compliance with statutory and regulatory requirements.

2. The Committee shall determine that the Corporation and the Bank have adequate administrative, operational, and internal accounting controls and that the Corporation and the Bank are operating in accordance with their prescribed policies, procedures, and codes of conduct.

3. The Committee will review with management and the internal auditor significant internal auditing findings and recommendations related to the adequacy of internal controls, compliance with policies and procedures, and effective and efficient use of the Corporation's and the Bank's resources.

4. The Corporation's and the Bank's internal auditor and staff shall report directly to the Committee. The Committee shall oversee and be the ultimate authority over the enforcement of the approved internal audit plan and evaluate the performance of the internal auditor.

5. The Committee will determine that no management restrictions are being placed upon the internal auditor.

D. Responsibilities--Independent Auditor

1. The independent auditor is ultimately accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditor and annually recommend to the Board of Directors the appointment of the independent auditor or recommend the discharge of independent auditor when circumstances warrant.

2. The Committee shall review and approve fees to be paid to the independent auditor.

3. The Committee will review and discuss annually with representatives of the independent auditor the scope of its engagement and the coordination of internal and external audit activities. Whenever feasible, the Committee will consider in advance significant consulting services to be provided by accounting firms.

4. Following completion of the annual audit, the Committee will discuss with the independent auditor the results of the audit, the independent auditor's opinion on the consolidated financial statements examined and their communication on internal controls.

5. The Committee shall ensure it receives from the independent auditor the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, as modified or supplemented.

6. The Committee shall discuss with the independent auditor its independence, and shall actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

7. The Committee shall discuss with the independent auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

8. The Committee will meet with the independent auditor in executive session as appropriate, but not less often than annually, to assure that no restrictions are being placed by management on the scope of the examination, and to discuss the independent auditor's appraisal of the financial, accounting and internal audit function of the Corporation and the Bank as well as any other matters deemed to affect the audit and internal controls.

9. The Committee shall annually inform the independent auditor, the Chief Financial Officer and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Committee or its Chairman about any significant issue or disagreement concerning the Corporation's or the Bank's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the independent auditor concerning any such communications which the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

10. The Committee shall require the independent auditor to review the financial information in the Corporation's financial statements before the Corporation files its quarterly report with the Securities and Exchange Commission and to discuss promptly with the Chairman of the Committee any matters identified in connection with the auditor's review of such financial information which are required to be discussed by Statement on Auditing Standards No. 61 as modified or supplemented. The Chairman of the Committee shall discuss any such matters with the independent auditor, and shall notify the other members of the Committee of any discussion which the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Committee prior to disclosure or filing of such financial information, or prior to the Committee's next scheduled meeting.

E. Regulatory Reporting Responsibilities

   The Committee shall be responsible for reviewing all examination reports issued to the Corporation and the Bank by regulatory agencies. The Committee or its Chairman will approve management's responses to all examination reports from regulatory agencies.

F. Scope of Responsibilities

   The Committee shall discharge its duties and responsibilities and shall assess the information provided by the Corporation's management and the independent auditor in accordance with its business judgment. The duties and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan, conduct, oversee or determine the appropriate scope of any audit conducted by the independent auditor or to determine that the Corporation's or the Bank's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law. In exercising its business judgment, the Committee shall rely on the information and advice provided by the Corporation's and the Bank's management or the independent auditor.

                                                                     Appendix B

                     CORPORATION'S 2001 STOCK OPTION PLAN

1. Purposes

   The purposes of the Bryn Mawr Bank Corporation (the "Corporation") 2001 Stock Option Plan are:

  . To enable the Corporation and its Subsidiaries to attract and retain the services of experienced and knowledgeable Employees and Eligible Directors who can and do contribute significantly to the Corporation's long term business interests; and

  . To encourage such Employees and Eligible Directors to acquire an increased proprietary interest in the Corporation.

   In order to accomplish these purposes, the Plan authorizes the granting to such Employees and Eligible Directors Options to purchase Common Stock as described herein.

2. Definitions

   Whenever used herein, unless the context indicates otherwise, words in the masculine form shall be deemed to refer to females as well as males. The captions of the numbered sections and subsections contained in the Plan are for convenience only and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan. For purposes of the Plan, the following terms shall have the meanings indicated:

   2.1 "Agreement" means the Stock Option Agreement required to be executed and delivered by each Employee and Eligible Director and the Corporation pursuant to subsection 7.1 hereof.

   2.2 "Board" or "Board of Directors" means the Board of Directors of the Corporation.

   2.3 "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) that results in a loss to the Corporation or any Subsidiary, or violation of a judicial order or violation of any confidentiality, non-competition or non-solicitation agreement.

   2.4 "Change in Control" shall mean and shall be deemed to have occurred if
(i) any "person", within the meaning of Section 14(d) of the Exchange Act, other than the Corporation, or any employee benefit plan(s) sponsored by the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of fifty percent (50%) or more of the Common Stock, or (ii) the Corporation consolidates or merges with any person and shall not be the continuing or surviving corporation of such consolidation or merger and immediately after such consolidation or merger the shareholders of the Corporation immediately before such consolidation or merger own less than fifty percent (50%) of the voting power of the continuing or surviving corporation.

   2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   2.6 "Committee" means the Compensation Committee of the Board of Directors or, if none has been appointed, all members of the Board of Directors who are not then employed by the Corporation or any Subsidiary.

   2.7 "Common Stock" means the Corporation's Common Stock $1.00 par value.

   2.8 "Corporation" means Bryn Mawr Bank Corporation.

   2.9 "Director" means and shall include a Director of the Corporation.

   2.10 "Disability" means, as applied to an optionee, total and permanent disability as defined in the Code.

   2.11 "Eligible Director" means a Director of the Corporation who is not otherwise an employee of the Corporation.

   2.12 "Employee" means any key employee (including officers) of the Corporation or a Subsidiary.

   2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   2.14 "Fair Market Value" means the last sale price for a share of the Corporation's common stock as reported by the National Association of Securities Dealers Automated Quotation System/National Market System on the day preceding the grant of the Option, or if no sales are reported for that day, for the last preceding day on which a sale was reported.

   2.15 "Guidelines" means the general guidelines for interpreting and administering the Plan as adopted from time to time by the Committee.

   2.16 "Incentive Stock Option" means a stock option granted under the Plan which satisfies the requirements of Section 422 of the Code or such successor provision as may be in effect from time to time.

   2.17 "Non-Qualified Stock Option" means a stock option granted under the Plan which is not an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or such successor provision as may be in effect from time to time.

   2.18 "Participant" means an Employee or Eligible Director who has been granted Options under the Plan.

   2.19 "Option(s)" means either an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

   2.20 "Option Period" means the term specified in the Option.

   2.21 "Plan" means the Bryn Mawr Bank Corporation 2001 Stock Option Plan.

   2.22 "QDRO" means a qualified domestic relations order as defined in the Code or Title I of the Employment Retirement Income Security Act or the rules promulgated thereunder.

   2.23 "Retirement" means the retirement of an Eligible Director or an Employee from the employ of the Corporation or any Subsidiary on normal, early, postponed or disability retirement, as provided for at the time of such retirement under the applicable retirement program then maintained by the Corporation or Subsidiary, as the case may be.

   2.24 "Section 16" means Section 16 of the Exchange Act.

   2.25 "Shares" mean the Corporation's common stock $1.00 par value.

   2.26 "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Corporation owns, directly or indirectly, stock sufficient to qualify as a subsidiary under Section 424 of the Code.

3. SHARES SUBJECT TO THE PLAN

   Subject to adjustment as provided in Section 8, the total Shares for which Options may be granted under the Plan shall not exceed four and one-half percent (4 1/2%) of the outstanding shares of the Corporation's Common Stock as of February 28, 2001, the Record Date, that is a maximum of 192,663 shares of the Corporation's common stock. The Shares shall be currently authorized but unissued or currently held or subsequently acquired by the Corporation as treasury shares, including Shares purchased in the open market or in private transactions. If any option granted under the Plan expires or terminates for any reason without having been exercised in full the Shares, subject to but not delivered under such option, are available for the grant of other options under the Plan. No Shares delivered to the Corporation in full or partial payment of an option purchase price payable pursuant to subsection 7.7 shall become available for the grant of other options under the Plan.

4. ADMINISTRATION OF THE PLAN

   4.1 The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend Guidelines for administering the Plan as the Committee deems desirable.

   4.2 Subject to such approvals and other authority as the Board of Directors may reserve to itself from time to time, the Committee shall, consistent with the provisions of the Plan, be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Option grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee (or, where approval or other authority has been reserved, the Board of Directors) on all matters relating to the Plan shall be in the Committee's (or, where approval or other authority has been reserved, the Board of Directors') sole discretion and shall be conclusive and binding on all parties, including the Corporation, its shareholders, and the participants in the Plan. The Board of Directors has reserved the power to review the Committee's determination of performance goals and cycles. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

5. PARTICIPATION IN THE PLAN

   Each Employee and Eligible Director shall be eligible to participate in the Plan.

6. STOCK OPTIONS

   Options granted under the Plan may be an Incentive Stock Option or a Non-Qualified Stock Option not intended to qualify under Section 422 of the Code and each Option shall be designated either an Incentive Stock Option or a Non-Qualified Stock Option at the time it is issued.

7. OPTION TERMS

   Each Option granted to an Employee or Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

   7.1 Option Agreements

   Each Option granted under the Plan shall be evidenced by an Agreement duly executed and delivered on behalf of the Corporation and by the Employee or Eligible Director to whom such option is granted and dated as of the applicable date of grant of such option. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. An Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee, including such confidentiality, non-solicitation and non-compete provisions as the Committee deems appropriate.

   7.2 Options To Be Granted and Grant Dates

     (a) An Employee or Eligible Director eligible to receive Options under the Plan shall be those Employees and Eligible Directors of the Corporation or any Subsidiary who are in a position to affect significantly the long term business interests of the Corporation and who have been so designated by the Committee.

     (b) Grants of Options may be made at any time fixed by the Committee to Employees or Eligible Directors.

   7.3 Option Exercise Price

   The Option exercise price per share for an option awarded under the Plan shall be 100% of the Fair Market Value of the underlying Shares on the day preceding the day the option is granted as provided in subsection 7.2.

   7.4 Term of Options

   Each Option shall expire ten (10) years from its date of grant, but shall be subject to earlier termination as follows:

     (a) In the event an optionee shall cease to be an Employee or serve as a Director for reasons other than death, Retirement or Disability, each then vested option may only be exercised within ninety (90) days after such optionee shall cease to be an Employee or serve as a Director or within the option period, whichever is earlier.

     (b) In the event of the termination of an optionee's employment or service as a Director by reason of death, Retirement or Disability, the then outstanding options of such optionee shall thereupon vest and become exercisable within one (1) year after such optionee's death, Disability or Retirement. Exercise of a deceased optionee's Options that are still exercisable shall be by the estate of such optionee or by a person or persons whom the optionee has designated in a writing filed with the Corporation, or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

     (c) In the event an optionee shall cease to be an Employee or serve as a Director for reasons other than death, Disability or Retirement, each then unvested Option to purchase Shares shall be null and void immediately upon termination of the person's service and may not be exercised.

     (d) In the event of termination for Cause of an optionee's service as an Employee or Director, such person's unexercised vested and unvested options to purchase Shares shall be null and void immediately upon termination of the person's service and may not be exercised.

   7.5 Vesting; Exercisability

   Each Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. Unless the Committee shall specifically state to the contrary at the time an Option is granted, each Option shall vest at the rate of thirty three and one-third percent (33 1/3%) of the initially awarded amount of Options per year, commencing with the vesting of the first installment on the date one (1) year after the date of the grant and succeeding installments on the second and third anniversary of the date of the grant. Notwithstanding any other provisions of this Plan, in the event of a Change of Control, death, Disability or Retirement of any optionee, all Options that have been awarded to the optionee shall immediately vest, subject to forfeiture as provided in subsection 7.4(d) hereof by each optionee whose employment or service is terminated for Cause.

   7.6 Time and Manner of Option Exercise

   Any vested and exercisable Option is exercisable in whole or in part at any time, or from time to time, during the Option period by giving written notice to the Corporation, signed by the person exercising the Option addressed to the Treasurer of the Corporation, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Option exercise price for the number of Shares to be purchased. The earliest date that both such notice and payment are received by the Treasurer of the Corporation shall be the date of exercise of the stock Option as to such number of Shares. No Option may at any time be exercised with respect to a fractional share.

   7.7 Payment of Exercise Price

   The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Corporation written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Corporation.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price and any applicable withholding taxes by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option shall be accepted for exchange unless the Participant has held such shares for at least six (6) months prior to the exchange.

   7.8 Transferability

   The right of any optionee to exercise an Option granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or, if then permitted by Rule 16b-3 promulgated under Section 16 or pursuant to a QDRO and shall not otherwise be assignable or transferable by such optionee other than by will or the laws of descent and distribution and, if then permitted by Section 16 or a QDRO.

   7.9 Limitation of Rights

     7.9.1 Limitation as to Shares. Neither an optionee nor an optionee's successor or successors in interest shall have any rights as a shareholder of the Corporation with respect to any Shares subject to an Option granted to such person until the proper exercise of the Option.

     7.9.2 Limitation as to Employment or Directorship. Neither the Plan, nor the granting of an Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Employee or Eligible Director has a right to continue as an Employee or a Director, as the case may be, for any period of time or at any particular rate of compensation.

   7.10 Effect of Change in Control

   In the event of a Change in Control, all Options which have been granted to an Employee or Eligible Director under the Plan shall vest immediately and be exercisable.

   7.11 Regulatory Approval and Compliance

     7.11.1 The Corporation shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an Option under the Plan, without obtaining to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee and without complying, to the Committee's complete satisfaction, with all rules and regulations under federal, state, or local law or Guidelines deemed applicable by the Committee.

     7.11.2 Any reference contained in the Plan to a particular section or provision of law, rule or regulation including, but not limited to the Code and the Exchange Act, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to
  Section 16, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and subject to the provisions of
  Section 12 below.

   7.12 Withholding of Taxes

   The Corporation may require, as a condition to any grant of Options under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares pursuant to the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including, without limitation, any Employee's salary, bonus or other compensation, Board of Director's retainer fees and committee or meeting fees) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell, without notice, a sufficient number of the Shares to be issued to such grantee to cover any such taxes, provided that the Corporation shall not sell any such Shares if such sale would be considered a sale by such grantee for purposes of Section 16.

8. ADJUSTMENT UPON CHANGES IN STOCK

   The number and class of Shares subject to each outstanding Option, and the exercise price per share specified in each such Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split or consolidation of Shares or any like capital adjustment or the payment of any stock dividend, or other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

9. EXPENSES OF THE PLAN

   All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

10. EFFECTIVE DATE AND DURATION OF THE PLAN

   The Plan shall be effective immediately following approval by the Corporation's shareholders and, if approved by the Corporation's shareholders, shall be considered to be dated April 17, 2001. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's shareholders, but such termination shall not affect the terms of any then outstanding Options. No awards may be granted on or after the ten (10) year anniversary date of the Plan.

11. CHOICE OF LAW

   The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the Commonwealth of Pennsylvania.

12. AMENDMENT AND TERMINATION OF PLAN AND MISCELLANEOUS MATTERS

   12.1 The Board of Directors, without further approval by the Corporation's shareholders, may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16, no amendment shall be made more than once every six months that would change the amount, price or timing of Options granted under the Plan, other than to comport with changes in the Code, or the rules and regulations promulgated thereunder; provided, further, that if required to qualify the Plan under Rule 16b-3 issued pursuant to the Exchange Act, no amendment that would do any of the following shall be made without the approval of the Corporation's shareholders:

     (a) Materially increase the number of Shares that may be issued under the Plan;

     (b) Materially modify the requirements as to eligibility for participation in the Plan; or

     (c) Otherwise materially increase the benefits accruing to participants under the Plan.

   Subject to the foregoing requirements, the Board of Directors is authorized to make amendments to the Plan, as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws.

                                                           Please Mark    [X]
                                                            your votes as
                                                             indicated in
                                                             this example


1.  ELECTION OF DIRECTORS                                           INSTRUCTION:  To withhold authority to vote for any
    To vote for the election of all nominees listed                 individual nominee, strike through the nominees name.
    to the right

                        WITHHOLD                                    NOMINEES CLASS III - TERM TO EXPIRE IN 2005:
    FOR                AUTHORITY
                                                                    Warren W. Deakins   Wendell F. Holland  Frederick C. Peters II
    [ ]                  [ ]

2.  ADOPTION OF 2001 STOCK OPTION PLAN                              3.  CONFIRMATION OF AUDITORS:
    FOR DIRECTORS AND OFFICERS                                          To ratify the appointment of PricewaterhouseCoopers LLP
                                                                        as the independent certified public accountants for Bryn
                                                                        Mawr Bank Corporation for the year 2001.

   FOR             AGAINST           ABSTAIN                         FOR         AGAINST         ABSTAIN
   [ ]              [ ]                [ ]                           [ ]           [ ]             [ ]

                                                       This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposals 1, 2 and 3 and upon such other matters as may properly come before the meeting in accordance with the best judgement of the Proxies.

                                                       Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by an authorized person.

Signature(s)__________________________________________ Signature(s)______________________________________Date_________________, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                  DIRECTIONS TO WYNDHAM AT BRYN MAWR COLLEGE

[MAP APPEARS HERE]

FROM PENNSYLVANIA TURNPIKE

Take Exit 25A and follow Route 476 South to Exit 5 (St. Davids/Villanova). Follow Route 30 (Lancaster Avenue) east for 2.4 miles, turn left onto Morris Avenue. Proceed under railroad tracks, and across Montgomery Avenue. Continue briefly on Morris Avenue past Yarrow Street and then turn left into the back parking lot for Wyndham. Handicap parking can be found in the Visitor's Lot in front of Wyndham.

FROM THE NEW JERSEY TURNPIKE

North of Philadelphia: Leave the New Jersey Turnpike at Exit 6 (PA Turnpike). Drive west on PA turnpike to Exit 25A. See instructions under "From Pennsylvania Turnpike" for directions to the College.

FROM CENTER CITY PHILADELPHIA

Take Route 76 West (Schuylkill Expressway) and drive west following Valley Forge signs. Exit at City Avenue (Route 1 South). Once on City Avenue, travel about 2-1/2 miles and turn right onto Lancaster Avenue (Route 30 West). Continue on Lancaster approximately 4 miles to reach the center of Bryn Mawr. Turn right onto Morris Avenue. Continue briefly on Morris Avenue past Yarrow Street and then turn left into the back parking lot for Wyndham. Handicap parking can be found in the Visitor's Lot in front of Wyndham.

FROM WILMINGTON DE AND OTHER POINTS SOUTH

Via I-95 approaching Chester, PA, take Exit 7 (476 North towards Plymouth Meeting). Follow 476 North approximately 12 miles to Exit 5
(St. Davids/Villanova). Follow Route 30 (Lancaster Avenue) east, then follow "From Pennsylvania Turnpike" above for directions to the College.

                                                                 REVOCABLE PROXY

                             [BRYN MAWR BANK LOGO]

                          BRYN MAWR BANK CORPORATION

                  ANNUAL SHAREHOLDERS' MEETING APRIL 17, 2001

            Proxy is Solicited on Behalf of the Board of Directors
                         of Bryn Mawr Bank Corporation


     The undersigned shareholder(s) of Bryn Mawr Bank Corporation (the "Corporation") hereby appoints Thomas M. Petro, Joseph W. Rebl and Geoffrey L. Halberstadt as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent, and to vote all of the shares of stock of the Corporation held of record by the undersigned on February 28, 2001, at the Corporation's Annual Meeting of Shareholders to be held at 2:00 P.M. on April 17, 2001, at Bryn Mawr College, Wyndham Alumnae House, (see map on reverse side) Bryn Mawr, Pennsylvania, and at any adjournment or postponement thereof.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

             PLEASE PROMPTLY MARK, DATE AND RETURN THIS PROXY CARD
              USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE.

                                    (OVER)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


        A SPECIAL INVITATION TO ALL SHAREHOLDERS...

         Think about us as more than an investment. Make us the bank for all your financial needs!



        Let us help you with:

        .  investment management
        .  tax planning and return preparation
        .  personal banking
        .  loans - personal, mortgage, or business
        .  cash management
        .  foundation administration
        .  family business office
        .  fiduciary services
        .  insurance

        Call us at 610-526-2300. Discover a world of difference.

        Sincerely,

        /s/ Ted Peters                       /s/ Robert L. Stevens

        Frederick C. "Ted" Peters II         Robert L. Stevens
        President and CEO                    Chairman